UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2010

NuStar Energy L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-16417	74-2956831
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2330 North Loop 1604 West

San Antonio, Texas 78248

(Address of principal executive offices)

(210) 918-2000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 14, 2010, NuStar Energy L.P. (the “Partnership”) entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., Barclays Capital Inc. and J.P. Morgan Securities Inc., as joint book-running managers and representatives of the several underwriters named therein (collectively, the “Underwriters”), pursuant to which the underwriters sold to the public 4,400,000 common units representing limited partner interests in the Partnership (the “Units”) at a price to public of $56.55 per Unit, for aggregate net proceeds to the Partnership, after underwriting fees and commissions, of $240,525,700. Pursuant to the Underwriting Agreement, the Partnership granted the Underwriters a 30-day option to purchase up to an additional 660,000 Units at the same price. A copy of the Underwriting Agreement is filed as Exhibit 1.1 hereto and is incorporated herein by reference. Closing of the issuance and sale of the Units is scheduled for May 19, 2010.

The offering of the Units has been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-3 (Registration No. 333-166797) of the Partnership (the “Registration Statement”), which was declared effective on May 13, 2010, and the prospectus supplement dated May 14, 2010, filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act. Certain legal opinions related to the Registration Statement are filed herewith as Exhibits 5.1 and 8.1.

The Underwriting Agreement provides that the obligations of the Underwriters to purchase the Units are subject to approval of certain legal matters by counsel to the underwriters and other customary conditions. The Partnership has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities.

Net proceeds from the offering, including the general partner’s proportionate capital contribution, are expected to be used by the Partnership for general partnership purposes, including potential future acquisitions and growth capital expenditures. Pending the use of the proceeds for other purposes, the partnership intends to apply some or all of the net proceeds to reduce outstanding borrowings under its revolving credit facility.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	EXHIBIT

Exhibit 1.1	Underwriting Agreement, dated May 14, 2010, by and among NuStar Energy L.P., Riverwalk Logistics, L.P., NuStar GP, LLC and the several underwriters named on Schedule I thereto.

Exhibit 5.1	Opinion of Andrews Kurth LLP.

Exhibit 8.1	Opinion of Andrews Kurth LLP relating to tax matters.

Exhibit 23.1	Consents of Andrews Kurth LLP (included in Exhibits 5.1 and 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUSTAR ENERGY L.P.

	By:	Riverwalk Logistics, L.P.
its general partner

		By:	NuStar GP, LLC its general partner

Date: May 19, 2010			By:	/S/ AMY L. PERRY
			Name:	Amy L. Perry
			Title:	Vice President and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	EXHIBIT

Exhibit 1.1	Underwriting Agreement, dated May 14, 2010, by and among NuStar Energy L.P., Riverwalk Logistics, L.P., NuStar GP, LLC and the several underwriters named on Schedule I thereto.

Exhibit 5.1	Opinion of Andrews Kurth LLP.

Exhibit 8.1	Opinion of Andrews Kurth LLP relating to tax matters.

Exhibit 23.1	Consents of Andrews Kurth LLP (included in Exhibits 5.1 and 8.1).